UNITED STATES
	SECURITIES AND EXCHANGE COMMISSION



	Washington, D.C. 20549
	________________________________________



	FORM 8-K



CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) October 22, 1996


THE MONTANA POWER COMPANY
(Exact name of registrant as specified in its charter)



		Montana		1-4566		      81-0170530
(State or other jurisdiction	(Commission		    (IRS Employer
	of incorporation)	 File Number)		 Identification No.)



40 East Broadway, Butte, Montana 59701
(Address of principal executive offices) (zip code)

Registrant's telephone number, including area code (406) 723-5421

Exhibit Index is found on page 5.



ITEM 5.  Other Events.


	Third Quarter Net Income


	Net income for the quarter ended September 30, 1996 was 30 cents per share, compared with 26 cents per share for the third quarter 1995. Non-Utility earnings increased primarily due to the October 1995 closure of the Colorado coal mine and improved financial performance at the Jewett lignite mine in Texas. The increase was partially offset by decreased coal sales at the Rosebud mine resulting from the expiration of a Midwestern coal contract and reduced generation at the Colstrip units. Non-Utility earnings also benefited from continued growth from independent power project investments.

	Consolidated net income for the nine months ended September 30, 1996 was $1.23 per share compared with 97 cents per share for the same period last year. Increased rates, 10% colder weather, continued customer growth and reduced power supply expenses contributed to an increase in Utility earnings. This increase was larger than the 13 cents per share positive impact recorded in 1995 for a coal contract arbitration decision. The 24 cents per share increase in Non-Utility earnings is due primarily to growth in earnings from independent power investments and the absence of losses at the Colorado mine and the coal arbitration decision recorded in 1995. The increase was partially offset by the decrease in coal sales mentioned above.

	Consolidated net income for the twelve months ended September 30, 1996 decreased 61 cents per share primarily as a result of an 85 cents per share charge due to the adoption of a new financial accounting standard and the writedown of the Colorado mine in the fourth quarter of 1995. Also, the absence of significant power project development fees recorded in the 1995 period contributed to the decrease. Higher Utility revenues, reduced power supply expenses for all of the thermal units and increased earnings from independent power investments moderated these decreases.



	For comparative purposes, the following table shows the breakdown of consolidated net income per share:

			     Quarter Ended

			  1996  	  1995

	Utility Operations	$   0.07	$   0.08
	Non-Utility Operations	    0.23	    0.18
		Consolidated	$   0.30	$   0.26


			   Nine Months Ended

			  1996  	  1995

	Utility Operations	$   0.68	$   0.66
	Non-Utility Operations	    0.55	    0.31
		Consolidated	$   1.23	$   0.97



			  Twelve Months Ended

			  1996  	  1995

	Utility Operations	$   1.24	$   1.15
	Non-Utility Operations	   (0.06)  	    0.64
		Consolidated	$   1.18	$   1.79


ITEM 7.  Exhibits.

99a	Consolidated Statements of Income for the Quarters Ended September 30,
1996 and 1995, Nine Months Ended September 30, 1996 and 1995, and for the Twelve Months Ended September 30, 1996 and 1995.

99b	Utility Operations Schedule of Revenues and Expenses for the Quarters
Ended September 30, 1996 and 1995, Nine Months Ended September 30, 1996 and 1995, and for the Twelve Months Ended September 30, 1996 and 1995.

99c	Non-Utility Operations Schedule of Revenues and Expenses for the Quarters
Ended September 30, 1996 and 1995, Nine Months Ended September 30, 1996 and 1995, and for the Twelve Months Ended September 30, 1996 and 1995.


	Exhibit Index

Exhibit	Page

99a	Consolidated Statements of Income for the Quarters Ended
	September 30, 1996 and 1995, Nine Months Ended September 30, 1996 and 1995, and for the Twelve Months Ended September 30,
	1996 and 1995. 	6

99b	Utility Operations Schedule of Revenues and Expenses for
	the Quarters Ended September 30, 1996 and 1995, Nine Months
	Ended 	September 30, 1996 and 1995, and for the Twelve Months
	Ended September 30, 1996 and 1995.	7

99c	Non-Utility Operations Schedule of Revenues and Expenses for
	the Quarters Ended September 30, 1996 and 1995, Nine Months
	Ended 	September 30, 1996 and 1995, and for the Twelve Months
	Ended September 30, 1996 and 1995.	8-9





Exhibit 99a

CONSOLIDATED STATEMENT OF INCOME
The Montana Power Company and Subsidiaries

	  Quarter Ended   	Nine Months Ended	 12 Months Ended
	   September 30,  	   September 30,   	   September 30,
	  1996  	  1995	  1996  	  1995	  1996	  1995
	                  Thousands of Dollars
REVENUES		$216,073	$217,407	$678,397	$683,347	$948,274	$972,717

EXPENSES:
  Operations		89,058	100,268	279,711	309,386	391,150	430,477
  Maintenance		18,360	16,900	47,019	52,922	62,384	68,894
  Selling, general and
    administrative		24,580	24,337	75,029	  75,505	101,044	102,761
  Taxes other than income taxes		21,747	24,580	64,561	  69,640	84,780	95,178
  Depreciation, depletion and
     amortization		 23,032	  21,955	65,138	  66,379	85,733	  88,063
  Writedowns of long-lived assets		        	        	        	        	  74,297
		 176,777	 188,040	 531,458	 573,832	 799,388	 785,373

  INCOME FROM OPERATIONS		39,296	  29,367	146,939	  109,515	148,886	187,344

INTEREST EXPENSE AND OTHER INCOME:
  Interest		12,803	  11,012	36,438	32,635	47,459	43,119
  Other (income) deductions - net		  (1,738)	  (3,622)	  (4,146)	  (6,580)	  (8,270)	 (8,843)
		  11,065	   7,390	  32,292	  26,055	  39,189	  34,276

INCOME TAXES		  10,002	   5,825	  41,817	  25,407	  37,984	  49,591

NET INCOME		18,229	   16,152	72,830	  58,053	71,713	103,477
DIVIDENDS ON PREFERRED STOCK		   1,807	   1,807	   5,420  	   5,420	   7,227	   7,227

NET INCOME AVAILABLE FOR
  COMMON STOCK		$ 16,422	$ 14,345	$ 67,410	$ 52,633	$ 64,486	$ 96,250

AVERAGE NUMBER OF COMMON SHARES
  OUTSTANDING (000)		54,632	  54,243	54,634	  53,986	54,608	  53,864

NET INCOME PER SHARE OF
  COMMON STOCK		$   0.30	$   0.26	$   1.23	$   0.97	$   1.18	$   1.79





Exhibit 99b

UTILITY OPERATIONS
	  Quarter Ended   	 Nine Months Ended	 12 Months Ended
	  September 30,       September 30,      September 30,
	  1996  	  1995	  1996  	  1995	  1996	  1995
	                 Thousands of Dollars
ELECTRIC UTILITY:
REVENUES:
  Revenues		$ 99,716	$ 94,593	$305,013	$296,402	$430,609	$423,255
  Intersegment revenues		   1,011	   1,209	   4,526	   4,437	   5,902	   5,895
		100,727	95,802	309,539	300,839	436,511	429,150
EXPENSES:
  Power supply		32,981	34,549	99,726	 102,706	145,260	153,841
  Transmission and distribution		8,347	7,478	23,368	20,612	29,671	27,284
  Selling, general and
    administrative		9,950	9,822	32,005	  31,204	42,733	42,528
  Taxes other than income taxes		11,459	11,532	34,878	  34,807	43,374	45,262
  Depreciation and amortization		  12,719	  10,627	  35,814	  31,878	  46,441	  42,053
		  75,456	  74,008	225,791	 221,207	 307,479	 310,968

  INCOME FROM ELECTRIC OPERATIONS		25,271	  21,794	83,748	  79,632	129,032	118,182

NATURAL GAS UTILITY:

REVENUES:
  Revenues (other than gas supply
    cost revenues)		13,212	12,408	70,413	61,694	102,171	94,082
  Gas supply cost revenues		1,489	1,920	15,469	15,306	21,822	21,036
  Intersegment revenues		     105	     118	     463	     658	     657	     936
		14,806	14,446	86,345	77,658	124,650	116,054
EXPENSES:

  Gas supply costs		1,489	1,920	15,469	15,306	21,822	21,036
  Other production, gathering and
    exploration		2,230	1,949	6,921	7,139	9,425	 9,552
  Transmission and distribution		3,004	2,673	8,911	8,183	11,662	10,822
  Selling, general and
    administrative		3,812	4,162	12,494	13,035	16,620	17,371
  Taxes other than income taxes		3,658	3,626	11,379	10,898	15,321	14,671
  Depreciation, depletion and
    amortization		   3,135	   2,692	   8,995	   8,093	  11,696	  10,603
		  17,328	  17,022	  64,169	  62,654	  86,546	  84,055
  INCOME (LOSS) FROM GAS
    OPERATIONS		(2,522)	 (2,576)	22,176	15,004	38,104	31,999

INTEREST EXPENSE AND OTHER INCOME:
  Interest		12,040	  11,178	35,091	33,076	46,046	43,915
  Other (income) deductions - net		    (141)	  (1,455)	  (1,602)	  (4,232)	  (2,790)	  (5,378)
		  11,899	    9,723	  33,489	  28,844	  43,256	  38,537

INCOME BEFORE INCOME TAXES		10,850	9,495	72,435	65,792	123,880	111,644

INCOME TAXES		   5,206	   3,244	  29,960	  24,806	  49,201	  42,815

UTILITY NET INCOME		$  5,644	$  6,251	$ 42,475	$ 40,986	$ 74,679	$ 68,829


	Exhibit 99c
NON-UTILITY OPERATIONS

	  Quarter Ended   	 Nine Months Ended	 12 Months Ended
	   September 30,      September 30,      September 30,
	  1996  	  1995	  1996  	  1995	  1996	  1995
	                 Thousands of Dollars
COAL:
REVENUES:
  Revenues		$ 43,941	$ 55,095	$113,650 	$157,211	$163,685	$223,168
  Intersegment revenues		   8,916	   8,501	  21,949	   15,015	  32,594	  26,925
		52,857	63,596	135,599	172,226	196,279	250,093
EXPENSES:
  Operations and maintenance		29,853	40,599	82,683	 120,315	117,869	165,741
  Selling, general and
    administrative		5,611	6,743	16,166	21,307	22,718	29,286
  Taxes other than income taxes		5,453	8,157	14,295	20,210	21,294	30,224
  Depreciation, depletion and
    amortization		   1,693	 3,072	3,914	   9,319	   5,782	  12,587
  Writedowns of long-lived assets		        	        	        	        	  55,103
	  42,610	  58,571	  117,058	 171,151	 222,766	 237,838

  INCOME (LOSS) FROM COAL OPERATIONS		10,247	   5,025	18,541	   1,075	  (26,487)	12,255

OIL AND NATURAL GAS:

REVENUES:
  Revenues 		28,684	25,363	87,153	72,841	114,343	97,629
  Intersegment revenues		      26	      162	     192	     333	     268	     445
		  28,710	25,525	87,345	73,174	114,611	 98,074
EXPENSES:
  Operations and maintenance		17,921	15,419	53,372	43,142	70,755	56,601
  Selling, general and
    administrative		2,547	2,261	7,479	6,811	9,988	9,002
  Taxes other than income taxes		616	672	2,374	1,986	2,721	 2,686
  Depreciation, depletion and
    amortization		   4,238	   4,378	   12,826	   13,610	  16,785	  18,131
  Writedowns of long-lived assets		        	        	        	        	  19,194
		  25,322	  22,730	  76,051	  65,549	 119,443	  86,420

  INCOME (LOSS) FROM OIL AND NATURAL
     GAS OPERATIONS		3,388	2,795	11,294	7,625	 (4,832)	11,654

INDEPENDENT POWER:

REVENUES:
  Revenues		18,773	20,170	56,773	59,481	76,386	85,802
  Earnings from Unconsolidated
    Investments		3,132	1,354	8,991	1,079	10,534	1,680
  Intersegment Revenues		     313	      93	     734	     709	     821	     857
	22,218	21,617	66,498	61,269	87,741	88,339
EXPENSES:
  Operations and maintenance		16,375	17,332	47,861	50,556	65,605	68,604
  Selling, general and
    administrative		1,939	1,093	3,805	2,465	4,897	3,683
  Taxes other than income taxes		480	511	1,362	1,494	1,700	2,015
  Depreciation, depletion and
    amortization		     841	     740	   2,409	   2,218	   3,366	   2,948
	  19,635	  19,676	  55,437	  56,733	  75,568	  77,250
INCOME FROM INDEPENDENT
  POWER OPERATIONS		$  2,583	$  1,941	$ 11,061	$  4,536	$ 12,173	$ 11,089


	Exhibit 99c
NON-UTILITY OPERATIONS (continued)

	  Quarter Ended   	 Nine Months Ended	 12 Months Ended
	   September 30,      September 30,      September 30,
	  1996  	  1995	  1996  	  1995	  1996	  1995
	                 Thousands of Dollars

TELECOMMUNICATIONS:
REVENUES:
  Revenues		$ 6,505	$ 5,954	$19,169	$16,694	$25,652	$21,969
  Intersegment Revenues		    119	     77	    296	    246	    426	    623
	6,624	6,031	19,465	16,940	26,078	22,592

EXPENSES:
  Operations and maintenance		4,470	4,117	12,969	11,414	17,075	15,275
  Selling, general and
    administrative		1,289	1,148	4,012	3,424	5,277	4,505
  Taxes other than income taxes		80	82	272	245	370	320
  Depreciation, depletion and
    amortization		    238	    208	    673	    585	    892	    780
	  6,077	  5,555	 17,926	 15,668	 23,614	 20,880

  INCOME FROM TELECOMMUNICATIONS
    OPERATIONS		547	476	1,539	1,272	2,464	1,712

OTHER OPERATIONS:

REVENUES:
  Revenues		348	344	931	1,926	1,927	3,293
  Intersegment revenues		    169	    142	    578	    502	    774	    233
		517	486	1,509	2,428	2,701	3,526
EXPENSES:
  Operations and maintenance		314	248	869	1,193	1,284	1,847
  Selling, general and
    administrative		253	87	1,553	187	2,214	266
  Depreciation, depletion and
    amortization		    168	    238	    507	    676	    771	    961
		    735	    573	  2,929	  2,056	  4,269	  3,074

  INCOME (LOSS) FROM OTHER
    OPERATIONS		(218)	(87)	(1,420)	372	(1,568)	452

INTEREST EXPENSE AND OTHER INCOME:
  Interest		1,528	  1,044	3,508	 3,779	4,346	4,018
  Other (income) deductions - net		 (2,361)	 (3,376)	 (4,704)	 (6,567)	 (8,413)	 (8,280)
		   (833)	 (2,332)	 (1,196)	 (2,788)	 (4,067)	 (4,262)

INCOME (LOSS) BEFORE INCOME TAXES		17,380	12,482	42,211	  17,668	(14,183)	41,424

INCOME TAXES		  4,795	  2,581	 11,856	    601	(11,217)	  6,776

NON-UTILITY NET INCOME (LOSS)		$12,585	$ 9,901	$30,355	$17,067	$(2,966)	$34,648


SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


		     THE MONTANA POWER COMPANY
		 (Registrant)


		By /s/ J. P. Pederson
		J. P. Pederson
		Vice President and Chief Financial
		  and Information Officer

Dated:  October 22, 1996












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